AMOUNTS OWED NORTH CAROLINA STATE UNIVERSITY ("NCSU")	12 Months Ended
Dec. 31, 2012
AMOUNTS OWED NORTH CAROLINA STATE UNIVERSITY ("NCSU") [Abstract]
AMOUNTS OWED NORTH CAROLINA STATE UNIVERSITY ("NCSU")

NOTE 4. - AMOUNTS OWED NORTH CAROLINA STATE UNIVERSITY ("NCSU")

Pursuant to the terms of an exclusive license agreement with NCSU, the Company owes NCSU approximately $873,000 as of December 31, 2012 for patent costs and license fees (as compared to $753,000 owed as of December 31, 2011). These amounts are included in accounts payable and accrued liabilities in the consolidated balance sheets. The Company was required to pay these amounts within thirty days of being invoiced and they are past due. NCSU has the right to claim interest on the balance. Management periodically communicates its plans for commercialization of products using the technology licensed from NCSU and believes its relations with NCSU are sound. As of December 31, 2012, NCSU may have had the right to terminate the exclusive license agreement, but could only do so with a 60-day prior written notice, including the opportunity to cure within this timeframe. As of December 31, 2012, patent costs associated with the exclusive license agreements that could potentially be terminated had a carrying value of approximately $700,000. Additionally, NCSU has not imposed interest charges on past due amounts invoiced to the Company and as such the Company has not recorded accrued interest or interest expense.

As of March 7, 2013, the Company was in full compliance with the NCSU license agreement. Since December 31, 2012, the Company paid NCSU $400,000 and issued a note dated February 1, 2013 for $474,893; the note is unsecured, bears interest at 5% per annum and matures the earlier of October 1, 2013 or the closing of an in licensing agreement with up front proceeds of at least $1.5 million. NCSU also agreed not to invoke any rights to terminate the Company's license agreement for nonpayment or nonperformance, if any, until October 1, 2013.